EXHIBIT 10.17

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

September 24, 2008

2009 PRODUCTION CONTRACT

CONTRACT #	92408-11

GROWER:	WC Davis Farms
P.O. Box 127
Firebaugh, CA 93622

BUYER:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

VARIETY:	SW 9720

QUANTITY:	Total production of approximately 206 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower.

QUALITY:	California Certified

PRICE:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

PAYMENT	1st Payment Available:	October 15, 2009
(Will estimate clean seed if not processed)
	Final Payment:	February 15, 2010.

	Additional Option:	January 2, 2010 (Total crop)

REMARKS: Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

ACCEPTED:	S&W Seed Company	WC Davis Farms

BY:	/s/ Harry B. Hansen	/s/William C. Davis

DATE:

September 24, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

NOVEMBER 6, 2009

2010 PRODUCTION CONTRACT

CONTRACT #	1162009-11

GROWER:	WC DAVIS FARMS
P.O. BOX 127
FIREBAUGH, CA 93622

BUYER:	S&W SEED COMPANY
P.O. BOX 235
FIVE POINTS, CA 93624

VARIETY:	SW 9628

QUANTITY:	TOTAL PRODUCTION OF APPROXIMATELY 165 ACRES FOR THE 2010 HARVEST. OPTION ON ANY ADDITIONAL YEARS PER MUTUAL AGREEMENT OF S&W SEED COMPANY AND GROWER.

QUALITY:	CALIFORNIA CERTIFIED

PRICE:	$225.00/CWT, CLEANED/BAGGED FOB S&W SEED COMPANY.
	1st PAYMENT AVAILABLE:	OCTOBER 15, 2010
	FINAL PAYMENT:	FEBRUARY 15, 2010
	ADDITIONAL OPTION:	JANUARY 2, 2010 (TOTAL CROP)

REMARKS:	PLEASE CONFIRM YOUR ACCEPTANCE OF THIS CONTRACT BY SIGNING THIS DOCUMENT, KEEPING ONE COPY FOR YOUR RECORDS AND RETURNING ORIGINAL TO S&W SEED COMPANY.

Accepted:	S&W SEED COMPANY	WC DAVIS FARMS

By:	/s/ Harry B Hansen	/s/ William C. Davis

Date:	November 6, 2009

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

NOVEMBER 6, 2009

2010 PRODUCTION CONTRACT

CONTRACT #	1162009-10

GROWER:	WC DAVIS FARMS
P.O. BOX 127
FIREBAUGH, CA 93622

BUYER:	S&W SEED COMPANY
P.O. BOX 235
FIVE POINTS, CA 93624

VARIETY:	SW 9720

QUANTITY:	TOTAL PRODUCTION OF APPROXIMATELY 206 ACRES FOR THE 2010 HARVEST. OPTION ON ANY ADDITIONAL YEARS PER MUTUAL AGREEMENT OF S&W SEED COMPANY AND GROWER.

QUALITY:	CALIFORNIA CERTIFIED

PRICE:	$225.00/CWT, CLEANED/BAGGED FOB S&W SEED COMPANY.
	1st PAYMENT AVAILABLE:	OCTOBER 15, 2010
	FINAL PAYMENT:	FEBRUARY 15, 2010
	ADDITIONAL OPTION:	JANUARY 2, 2010 (TOTAL CROP)

REMARKS:	PLEASE CONFIRM YOUR ACCEPTANCE OF THIS CONTRACT BY SIGNING THIS DOCUMENT, KEEPING ONE COPY FOR YOUR RECORDS AND RETURNING ORIGINAL TO S&W SEED COMPANY.

Accepted:	S&W SEED COMPANY	WC DAVIS FARMS

By:	/s/ Harry B Hansen	/s/ William C. Davis

Date:	November 6, 2009

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

September 24, 2008

2009 PRODUCTION CONTRACT

CONTRACT #	92408-3

GROWER:	Double L Farms
P.O. Box 180
San Joaquin, CA 93660

BUYER:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

VARIETY:	SW 9301

QUANTITY:	Total production of approximately 150 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower.

QUALITY:	California Certified

PRICE:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

PAYMENT	1st Payment Available:	October 15, 2009
(Will estimate clean seed if not processed)
	Final Payment:	February 15, 2010.

	Additional Option:	January 2, 2010 (Total crop)

REMARKS: Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

ACCEPTED:	S&W Seed Company	Double L Farms

BY:	/s/ Harry B. Hansen	/s/ Larry Chaney

DATE:

September 24, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

September 24, 2008

2009 PRODUCTION CONTRACT

CONTRACT #	92408-2

GROWER:	Double L Farms
P.O. Box 180
San Joaquin, CA 93660

BUYER:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

VARIETY:	SW 9628

QUANTITY:	Total production of approximately 120 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower.

QUALITY:	California Certified

PRICE:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

PAYMENT	1st Payment Available:	October 15, 2009
(Will estimate clean seed if not processed)
	Final Payment:	February 15, 2010.

	Additional Option:	January 2, 2010 (Total crop)

REMARKS: Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

ACCEPTED:	S&W Seed Company	Double L Farms

BY:	/s/ Harry B. Hansen	/s/ Larry Chaney
DATE:	September 24, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

NOVEMBER 6, 2009

2010 PRODUCTION CONTRACT

CONTRACT #	1162009-1

GROWER:	DOUBLE L FARMS
P.O. BOX 180
SAN JOAQUIN, CA 93660

BUYER:	S&W SEED COMPANY
P.O. BOX 235
FIVE POINTS, CA 93624

VARIETY:	SW 9628

QUANTITY:	TOTAL PRODUCTION OF APPROXIMATELY 120 ACRES FOR THE 2010 HARVEST. OPTION ON ANY ADDITIONAL YEARS PER MUTUAL AGREEMENT OF S&W SEED COMPANY AND GROWER.

QUALITY:	CALIFORNIA CERTIFIED

PRICE:	$225.00/CWT, CLEANED/BAGGED FOB S&W SEED COMPANY.
	1st PAYMENT AVAILABLE:	OCTOBER 15, 2010
	FINAL PAYMENT:	FEBRUARY 15, 2010
	ADDITIONAL OPTION:	JANUARY 2, 2010 (TOTAL CROP)

REMARKS:	PLEASE CONFIRM YOUR ACCEPTANCE OF THIS CONTRACT BY SIGNING THIS DOCUMENT, KEEPING ONE COPY FOR YOUR RECORDS AND RETURNING ORIGINAL TO S&W SEED COMPANY.

Accepted:	S&W SEED COMPANY	DOUBLE L FARMS

By:	/s/ Harry B Hansen	/s/ Larry Chaney

Date:

November 6, 2009

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

September 24, 2008

2009 Production Contract

CONTRACT #	92408-20

GROWER:	Triangle “T” Ranch
4408 Hays Drive
Chowchilla, CA 93610

BUYER:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

VARIETY:	SW 9628

QUANTITY:	Total production of approximately 247 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower.

QUALITY:	California Certified

PRICE:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

PAYMENT	1st Payment Available:	October 15, 2009
(Will estimate clean seed if not processed)
	Final Payment:	February 15, 2010.

	Additional Option:	January 2, 2010 (Total crop)

REMARKS: Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

ACCEPTED:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

BY:	/s/ Harry B. Hansen	/s/ Gregory D. Ransdell
DATE:	September 24, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

September 24, 2008

2009 Production Contract

CONTRACT #	92408-17

GROWER:	Triangle “T” Ranch
4408 Hays Drive
Chowchilla, CA 93610

BUYER:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

VARIETY:	SW 9720

QUANTITY:	Total production of approximately 232 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower.

QUALITY:	California Certified

PRICE:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

PAYMENT	1st Payment Available:	October 15, 2009
(Will estimate clean seed if not processed)
	Final Payment:	February 15, 2010.

	Additional Option:	January 2, 2010 (Total crop)

REMARKS: Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

ACCEPTED:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

BY:	/s/ Harry B. Hansen	/s/ Gregory D. Ransdell

DATE:

September 24, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

September 24, 2008

2009 Production Contract

CONTRACT #	92408-24

GROWER:	Triangle “T” Ranch
4408 Hays Drive
Chowchilla, CA 93610

BUYER:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

VARIETY:	CW 3958

QUANTITY:	Total production of approximately 471 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower.

QUALITY:	California Certified

PRICE:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

PAYMENT	1st Payment Available:	October 15, 2009
(Will estimate clean seed if not processed)
	Final Payment:	February 15, 2010.

	Additional Option:	January 2, 2010 (Total crop)

REMARKS: Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

ACCEPTED:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

BY:	/s/ Harry B. Hansen	/s/ Gregory D. Ransdell

DATE:

September 24, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE:  559-884-2535

FAX:  559-884-2750

EMAIL:  swseedco@pacbell.net

October 21, 2008

2009 Production Contract

Contract #	102108

Grower:	Triangle “T” Ranch
4408 Hays Drive
Chowchilla, CA 93610

Buyer:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

Variety:	FG-9S950

Quantity:	Total production of approximately 162 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower

Quality:	California Certified

Price:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

Payment:	1st Payment Available:	October 15, 2009
	Final Payment:	February 15, 2010

	Additional Option:	January 2, 2010 (Total crop)

REMARKS:	Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

Accepted:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

By:	/s/ Harry B. Hansen	/s/ Gregory D. Ransdell
Date:	October 21, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE: 559-884-2535

FAX: 559-884-2750

EMAIL: swseedco@pacbell.net

September 24, 2008

2009 Production Contract

CONTRACT #	92408-19

GROWER:	Triangle “T” Ranch
4408 Hays Drive
Chowchilla, CA 93610

BUYER:	S&W Seed Company
P.O. Box 235
Five Points, CA 93624

VARIETY:	SW 10

QUANTITY:	Total production of approximately 337 acres for the 2009 harvest. Option on any additional years per mutual agreement of S&W Seed Company and Grower.

QUALITY:	California Certified

PRICE:	$277.50/cwt, cleaned/bagged fob S&W Seed Company

PAYMENT	1st Payment Available:	October 15, 2009
(Will estimate clean seed if not processed)
	Final Payment:	February 15, 2010.

	Additional Option:	January 2, 2010 (Total crop)

REMARKS: Please confirm your acceptance of this contract by signing this document, keeping one copy for your records and returning original to S&W Seed Company.

ACCEPTED:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

BY:	/s/ Harry B. Hansen	/s/ Gregory D. Ransdell
DATE:	September 24, 2008

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE: 559-884-2535

FAX: 559-884-2750

EMAIL: swseedco@pacbell.net

NOVEMBER 6, 2009

2010 PRODUCTION CONTRACT

CONTRACT #	1162009-19

GROWER:	TRIANGLE ‘T’ RANCH
4408 HAYS DRIVE
CHOWCHILLA, CA 93610

BUYER:	S&W SEED COMPANY
P.O. BOX 235
FIVE POINTS, CA 93624

VARIETY:	SW 9215

QUANTITY:	TOTAL PRODUCTION OF APPROXIMATELY 185 ACRES FOR THE 2010 HARVEST. OPTION ON ANY ADDITIONAL YEARS PER MUTUAL AGREEMENT OF S&W SEED COMPANY AND GROWER.

QUALITY:	CALIFORNIA CERTIFIED

PRICE:	$225.00/CWT, CLEANED/BAGGED FOB S&W SEED COMPANY.
	1st PAYMENT AVAILABLE:	OCTOBER 15, 2010
	FINAL PAYMENT:	FEBRUARY 15, 2010
	ADDITIONAL OPTION:	JANUARY 2, 2010 (TOTAL CROP)

REMARKS:	PLEASE CONFIRM YOUR ACCEPTANCE OF THIS CONTRACT BY SIGNING THIS DOCUMENT, KEEPING ONE COPY FOR YOUR RECORDS AND RETURNING ORIGINAL TO S&W SEED COMPANY.

Accepted:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

By:	/s/ Harry B Hansen	/s/ Mark S. Grewal

Date:	November 6, 2009

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE: 559-884-2535

FAX: 559-884-2750

EMAIL: swseedco@pacbell.net

NOVEMBER 6, 2009

2010 PRODUCTION CONTRACT

CONTRACT #	1162009-20

GROWER:	TRIANGLE ‘T’ RANCH
4408 HAYS DRIVE
CHOWCHILLA, CA 93610

BUYER:	S&W SEED COMPANY
P.O. BOX 235
FIVE POINTS, CA 93624

VARIETY:	SW 9720

QUANTITY:	TOTAL PRODUCTION OF APPROXIMATELY 205 ACRES FOR THE 2010 HARVEST. OPTION ON ANY ADDITIONAL YEARS PER MUTUAL AGREEMENT OF S&W SEED COMPANY AND GROWER.

QUALITY:	CALIFORNIA CERTIFIED

PRICE:	$225.00/CWT, CLEANED/BAGGED FOB S&W SEED COMPANY.
	1st PAYMENT AVAILABLE:	OCTOBER 15, 2010
	FINAL PAYMENT:	FEBRUARY 15, 2010
	ADDITIONAL OPTION:	JANUARY 2, 2010 (TOTAL CROP)

REMARKS:	PLEASE CONFIRM YOUR ACCEPTANCE OF THIS CONTRACT BY SIGNING THIS DOCUMENT, KEEPING ONE COPY FOR YOUR RECORDS AND RETURNING ORIGINAL TO S&W SEED COMPANY.

Accepted:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

By:	/s/ Harry B Hansen	/s/ Mark S. Grewal

Date:	November 6, 2009

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE: 559-884-2535

FAX: 559-884-2750

EMAIL: swseedco@pacbell.net

NOVEMBER 6, 2009

2010 PRODUCTION CONTRACT

CONTRACT #	1162009-21

GROWER:	TRIANGLE ‘T’ RANCH
4408 HAYS DRIVE
CHOWCHILLA, CA 93610

BUYER:	S&W SEED COMPANY
P.O. BOX 235
FIVE POINTS, CA 93624

VARIETY:	SW 10

QUANTITY:	TOTAL PRODUCTION OF APPROXIMATELY 431 ACRES FOR THE 2010 HARVEST. OPTION ON ANY ADDITIONAL YEARS PER MUTUAL AGREEMENT OF S&W SEED COMPANY AND GROWER.

QUALITY:	CALIFORNIA CERTIFIED

PRICE:	$225.00/CWT, CLEANED/BAGGED FOB S&W SEED COMPANY.
	1st PAYMENT AVAILABLE:	OCTOBER 15, 2010
	FINAL PAYMENT:	FEBRUARY 15, 2010
	ADDITIONAL OPTION:	JANUARY 2, 2010 (TOTAL CROP)

REMARKS:	PLEASE CONFIRM YOUR ACCEPTANCE OF THIS CONTRACT BY SIGNING THIS DOCUMENT, KEEPING ONE COPY FOR YOUR RECORDS AND RETURNING ORIGINAL TO S&W SEED COMPANY.

Accepted:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

By:	/s/ Harry B Hansen	/s/ Mark S. Grewal

Date:	November 6, 2009

S&W SEED COMPANY

P.O. BOX 235

FIVE POINTS, CA 93624

PHONE: 559-884-2535

FAX: 559-884-2750

EMAIL: swseedco@pacbell.net

NOVEMBER 6, 2009

2010 PRODUCTION CONTRACT

CONTRACT #	1162009-18

GROWER:	TRIANGLE ‘T’ RANCH
4408 HAYS DRIVE
CHOWCHILLA, CA 93610

BUYER:	S&W SEED COMPANY
P.O. BOX 235
FIVE POINTS, CA 93624

VARIETY:	SW 8718

QUANTITY:	TOTAL PRODUCTION OF APPROXIMATELY 72 ACRES FOR THE 2010 HARVEST. OPTION ON ANY ADDITIONAL YEARS PER MUTUAL AGREEMENT OF S&W SEED COMPANY AND GROWER.

QUALITY:	CALIFORNIA CERTIFIED

PRICE:	$225.00/CWT, CLEANED/BAGGED FOB S&W SEED COMPANY.
	1st PAYMENT AVAILABLE:	OCTOBER 15, 2010
	FINAL PAYMENT:	FEBRUARY 15, 2010
	ADDITIONAL OPTION:	JANUARY 2, 2010 (TOTAL CROP)

REMARKS:	PLEASE CONFIRM YOUR ACCEPTANCE OF THIS CONTRACT BY SIGNING THIS DOCUMENT, KEEPING ONE COPY FOR YOUR RECORDS AND RETURNING ORIGINAL TO S&W SEED COMPANY.

Accepted:	S&W SEED COMPANY	TRIANGLE ‘T’ RANCH

By:	/s/ Harry B Hansen	/s/ Mark S. Grewal

Date:	November 6, 2009